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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event

                         Reported): February 23, 2001


CWABS, INC., (as depositor under the Sale and Servicing Agreement, to be dated as of February 26, 2001, relating to the CWABS, Inc., Revolving Home Equity
                   Loan Asset Backed Notes, Series 2001-A).


                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                       333-38686               95-4596514
---------------------------          ---------------            ----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                       File Number)        Identification No.)



        4500 Park Granada
      Calabasas, California                                    91302
    -------------------------                               ----------
      (Address of Principal                                 (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code (818) 225-3237


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Item 5.  Other Events.
----     ------------

Filing of Certain Materials

     Pursuant to Rule 424(b)(2) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2001-A (the "Notes").

     In connection with the offering of the Revolving Home Equity Loan Asset Backed Notes, Series 2001-A, Countrywide Securities Corporation ( the "Underwriter"), as underwriter of the Notes, has prepared certain materials ("Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Computational Materials by paper filing on Form SE.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying with respect to the Notes, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.


__________
     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc. relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2001-A.



Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1               Computational Materials



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWABS, INC.



                                       By: /s/ Michael Muir
                                           ---------------------------
                                           Michael Muir
                                           Vice President

Dated:  February 23, 2001



Exhibit Index

Exhibit                                                                    Page

99.1               Computational Materials



                                 Exhibit 99.1
                            Computational Materials

      In accordance with Rule 311(i) of Regulation S-T, the Computational
           Materials are being filed on paper pursuant to Form SE.